UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2015

ORION MARINE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300
Houston, Texas 77034
(Address of principal executive offices)

(713) 852-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)⁯
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURES
EXHIBIT INDEX
EX 99.1 (Press Release)

Item 8.01 Other Events
A copy of our press release, dated October 21, 2015, announcing events in the quarter that will impact financial results of the third quarter of 2015, is attached hereto as Exhibit 99.1, and is incorporated by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Marine Group, Inc.
Dated: October 23, 2015	By:	/s/ Christopher J. DeAlmeida
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release issued October 21, 2015